Exhibit 99.1

Veritiv Corporation to be Acquired by CD&R

•              Shareholders to Receive $170 Per Share in Cash

•              Transaction Expected to Close in the Fourth Quarter of 2023

•              Veritiv Board of Directors Approves Quarterly Dividend of $0.63 Per Share

ATLANTA (August 7, 2023) – Veritiv Corporation (NYSE: VRTV), a leading distributor of packaging, facility solutions and print products, announced today that it has entered into a definitive agreement to be acquired by an affiliate of Clayton, Dubilier & Rice, LLC (CD&R). Under the terms of the agreement, each share of Veritiv common stock issued and outstanding immediately prior to the closing of the transaction will be entitled to receive $170 per share in cash, representing a nearly 31% premium over Veritiv’s 30-day volume-weighted average price of $129.89.

Having determined that the offer is in the best interests of the company and its shareholders, Veritiv’s Board of Directors has unanimously voted to approve the transaction and recommends that shareholders vote in favor of the transaction.

“This agreement is a pivotal moment in Veritiv’s history,” said Sal Abbate, Chief Executive Officer of Veritiv. “CD&R’s interest in our company is a testament to our team’s hard work, innovation, and dedication. Fueled by this partnership, we will continue to evolve towards our greatest potential, delivering innovative and sustainable solutions to our customers today – and into the future.”

Rob Volpe, Partner at CD&R, said, “Veritiv is a very well-positioned industry leader with differentiated capabilities that deliver value to customers. We look forward to supporting Veritiv’s talented leadership team in this next phase of the company’s growth, as they continue to pursue their long-term strategic objectives while maintaining an unwavering commitment to employees, suppliers, and customers.”

The transaction remains subject to shareholder approval and other customary closing conditions, including the receipt of required regulatory approvals, and is expected to close in the fourth quarter of 2023. Upon the completion of the transaction, Veritiv will become a privately held company and shares of Veritiv common stock will no longer be listed on any public markets.

“As Veritiv’s largest shareholder, we are supportive of this transaction,” said Greg Ciongoli, Partner, The Baupost Group. “The Veritiv management team has successfully executed on its multi-year strategy to drive significant growth and they have built substantial value in the business, which is reflected in the premium paid for the shares. Combined with CD&R’s business-building expertise, we believe Veritiv’s future is very bright.”

In connection with the transaction, funds managed by Baupost entered into a Support Agreement under which they have agreed to vote their shares in favor of the transaction.

Advisors

Morgan Stanley & Co. LLC served as exclusive financial advisor and Alston & Bird LLP served as legal counsel to Veritiv.

CD&R obtained committed financing from Goldman Sachs, RBC Capital Markets, LLC, Wells Fargo Securities, BMO Capital Markets Corp., and UBS Investment Bank. Guggenheim Securities, LLC and Wells Fargo Securities served as lead financial advisors to CD&R, and BMO Capital Markets Corp., Goldman Sachs, RBC Capital Markets, LLC, and UBS Investment Bank also served as financial advisors. Kirkland & Ellis LLP and Debevoise & Plimpton LLP served as legal counsel to CD&R.

Quarterly Dividend

Veritiv Corporation's Board of Directors approved a dividend of $0.63 per share payable on September 13, 2023 to shareholders of record as of the close of business on August 17, 2023. Under the terms of the agreement, assuming the transaction closes on or prior to December 31, 2023, Veritiv will not declare or pay any additional dividends to its shareholders.

About Veritiv

Veritiv Corporation (NYSE: VRTV), headquartered in Atlanta, is a leading full-service provider of packaging, JanSan and hygiene products, services and solutions. Additionally, Veritiv provides print and publishing products. Serving customers in a wide range of industries both in North America and globally, Veritiv has distribution centers throughout the U.S. and Mexico, and team members around the world helping shape the success of its customers. For more information about Veritiv and its business segments visit www.veritiv.com.

About Clayton, Dubilier & Rice

Clayton, Dubilier & Rice is a private investment firm with a strategy predicated on building stronger, more profitable businesses across a broad range of industries, including Industrials, Healthcare, Business Services, Consumer, Technology and Financial Services. Since its inception in 1978, CD&R has managed the investment of more than $40 billion in over 100 companies with an aggregate transaction value of more than $175 billion. For more information on CD&R, please visit www.cdr-inc.com and follow the Firm's activities through LinkedIn and @CDRBuilds on Twitter.

Safe Harbor Provision

This release contains certain forward-looking statements that reflect Veritiv's current views with respect to certain current and future events. Specific forward-looking statements include, among others, statements regarding the consummation of the proposed transaction. These forward-looking statements are and will be, subject to many risks, uncertainties and factors which may cause future events to be materially different from these forward-looking statements or anything implied therein. These risks and uncertainties include, but are not limited to: the timing, receipt and terms and conditions of any required governmental or regulatory approvals of the proposed transaction that could reduce the anticipated benefits of or cause the parties to abandon the proposed transaction; risks related to the satisfaction of the conditions to closing the proposed transaction (including the failure to obtain necessary regulatory approvals or the necessary approvals of the Veritiv’s stockholders) in the anticipated timeframe or at all; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Veritiv’s common stock; disruption from the proposed transaction making it more difficult to maintain business and operational relationships, including retaining and hiring key personnel; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into in connection with the proposed transaction; risks related to disruption of management’s attention from Veritiv’s ongoing business operations due to the proposed transaction; significant transaction costs; the risk of litigation and/or regulatory actions related to the proposed transaction; global economic conditions; adverse industry and market conditions; the ability to retain management and other personnel; and other economic, business, or competitive factors. Any forward-looking statements in this release are based upon information available to Veritiv on the date of this release. Veritiv does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any statements expressed or implied therein will not be realized. Additional information on risk factors that could affect Veritiv may be found in Veritiv's filings with the Securities and Exchange Commission (the “SEC”).

Additional Information and Where to Find It

This filing may be deemed solicitation material in respect of the proposed merger of an affiliate of Clayton, Dubilier & Rice, LLC with and into Veritiv. In connection with the proposed merger transaction, Veritiv will file with the SEC and furnish to Veritiv’s stockholders a proxy statement and other relevant documents. This filing does not constitute a solicitation of any vote or approval. Stockholders are urged to read the proxy statement when it becomes available and any other documents to be filed with the SEC in connection with the proposed merger or incorporated by reference in the proxy statement because they will contain important information about the proposed merger.

Investors will be able to obtain free of charge the proxy statement and other documents filed with the SEC at the SEC’s website at https://www.sec.gov. In addition, the proxy statement and [Veritiv]’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 are available free of charge through [Veritiv]’s website at https://ir.veritiv.com/ as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

The directors, executive officers and certain other members of management and employees of [Veritiv] may be deemed “participants” in the solicitation of proxies from stockholders of Veritiv in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of Veritiv in connection with the proposed merger will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and in its definitive proxy statement for the 2023 annual meeting of stockholders as filed with the SEC on Schedule 14A on March 17, 2023.

Veritiv Contacts:

Investors: Clark Dwyer, 844-845-2136	Media: Kristie Madara, 770-391-8471